                                                                    Exhibit 99.5

                                                                  EXECUTION COPY



                            KEYSTONE PROPERTY TRUST,
                     a Maryland Real Estate Investment Trust



                             SUBSCRIPTION DOCUMENTS

                                       FOR

                                  COMMON SHARES

                             Keystone Property Trust
                         200 Four Falls Corporate Center
                                    Suite 208
                           West Conshohocken, PA 19428

         NO OFFER OR SALE OF SECURITIES IS MADE IN ANY JURISDICTION WHERE THE OFFER OR SALE WOULD BE UNLAWFUL.

Keystone Property Trust
200 Four Falls Corporate Center
Suite 208
West Conshohocken, PA 19428
Attention:  Timothy A. Peterson, Vice President

Ladies and Gentlemen:

         This Agreement (the "AGREEMENT") is executed by each undersigned purchaser in connection with the offer by Keystone Property Trust, a Maryland real estate investment trust (the "COMPANY"), to sell, and the agreement by each undersigned purchaser to purchase, common shares, par value $.001 per share, of the Company (the "COMMON SHARES").

                                   SECTION 1.

         1.1 SUBSCRIPTION. Each undersigned purchaser hereby agrees to purchase such number of Common Shares set forth opposite such undersigned purchaser's name on EXHIBIT A (the "PURCHASERS") attached hereto (the "SHARES") at the Closing (as defined below) at $14.50 per Common Share (the "PURCHASE PRICE"). In respect of this subscription, each undersigned purchaser herewith delivers to the Company a fully completed Investor Information Sheet attached as EXHIBIT B.

         1.2 CLOSING. The purchase and sale of the Shares shall take place at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York, at 10:00 a.m., subject to satisfaction of the conditions set forth in Section 4 and
Section 5, on (i) the earlier to occur of (a) December 31, 1999 or (b) such earlier date as the Company may elect, provided the Company gives the undersigned purchasers at least four (4) prior days notice; or (ii) such other time and place as the Company and the undersigned purchasers mutually agree (the "CLOSING"). At the Closing the Company shall deliver to each undersigned purchaser a certificate representing the Shares that such undersigned purchaser is purchasing, registered in such name or names as such undersigned purchaser shall designate at least two (2) business days prior to the date of the Closing, against payment of the Purchase Price thereof in the manner contemplated by
Section 1.3.

         1.3 PURCHASE PRICE. At the Closing, the payment of the Purchase Price shall be, at the Company's option, by check or wire transfer in immediately available funds.

         1.4 TERMINATION. If the Closing does not occur on or before December 31, 1999, the Company may terminate this Agreement upon notice to the undersigned, and thereafter there will be no liability or obligation on the part of any undersigned purchaser or the Company (or any of their respective officers, directors, employees, agents or other representatives or affiliates), except that, notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to this Section 1.4, each undersigned purchaser will remain liable to the Company for any breach of this Agreement by such undersigned purchaser existing at the time of such termination, and the Company will remain liable to each undersigned purchaser for any breach of the Agreement by the Company existing at the time of such termination, and the Company or any undersigned purchaser may seek such remedies, including damages and fees of attorneys, against the other with respect to such breach as are provided in this Agreement or as are otherwise available at law or in equity.

                                   SECTION 2.

         INVESTOR REPRESENTATIONS AND WARRANTIES. Each Purchaser hereby acknowledges, represents and warrants to, severally and not jointly, and agrees with, the Company as follows:


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         2.1 AUTHORIZATION. This Agreement and the Registration Rights Agreement
(as defined below) constitute valid and legally binding obligations of each Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement (as defined below) may be limited by applicable federal or state securities laws. Each Purchaser represents that it has full power and authority to enter into this Agreement.

         2.3 RESTRICTIONS ON TRANSFER. Each Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT") as currently in effect, pursuant to which the undersigned purchaser may be able to sell the Shares, subject to certain exceptions, one year after it receives such Shares so long as certain current public information is available about the Company, the sale is through a broker in an unsolicited "broker's transaction" and such Purchaser does not sell, in any three-month period, more than the greater of 1% of the outstanding Common Shares or the average weekly trading volume of the Common Shares for the four-week period preceding the sale. Each Purchaser generally will be able to sell the Shares without regard to any volume or other limitations discussed above beginning two years after it receives the Shares, unless it is an affiliate of the Company (I.E., a person controlling, controlled by or under common control with the Company). Affiliates of the Company will continue to be subject to the volume limitations on unregistered sales following the expiration of the two-year period. The preceding description is a general summary of the restrictions of Rule 144 as currently in effect, and each Purchaser should consult with his, her or its own legal advisor to ensure compliance with all of the requirements of applicable federal and state securities laws and regulations. In this connection, each Purchaser understands Rule 144 may or may not be available for the resale of the Shares and each Purchaser should consult an attorney with regard to the availability of Rule 144. The Company is subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). Upon notice of issuance, the Shares will be listed for trading on the American Stock Exchange (the "AMEX"). If all of the requirements of Rule 144 are not met, registration under the Securities Act or some other registration exemption may be required for a disposition of the Shares.

                                   SECTIN 3.

         COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby acknowledges, represents and warrants to, and agrees with, each Purchaser follows:

         3.1 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the adoption, authorization, execution, filing (where applicable) and delivery of this Agreement and the Registration Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Common Shares being sold hereunder has been taken or will be taken prior to the Closing. This Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.



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

         3.2 VALID ISSUANCE OF COMMON SHARES. The Common Shares that are being purchased by each Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable.

         3.3 NO OTHER REPRESENTATIONS. The Company shall not be deemed to have made to any Purchaser any representation or warranty other than as expressly made by the Company in Section 3 hereof. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Company, in this Section 3, the Company makes no representation or warranty to any undersigned purchaser with respect to any projections, estimates or budgets heretofore delivered to or made available to the undersigned of future revenues, expenses or expenditures or future results of operations.

                                   SECTION 4.

         CONDITIONS OF PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of each Purchaser under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

         4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 (other than those made as of a specified date earlier than the date of Closing) shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representation or warranty was made on and as of the date of such Closing, and any representation or warranty made as of a specified date earlier than the date of such Closing shall have been true and correct in all material respects as of such earlier date.

         4.2 PERFORMANCE. The Company shall have performed and complied with, in all material respects, all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         4.4 REGISTRATION RIGHTS AGREEMENT. The Company shall have executed the Registration Rights Agreement, in substantially the form attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT").

         4.5 STOCK EXCHANGE LISTING. The Shares shall have been approved for listing on the AMEX.

         4.6 CERTIFICATES. Certificates representing the Shares in such name as each Purchaser has designated pursuant to SECTION 1.2 hereof shall have been delivered to each Purchaser.

                                   SECTION 5.

         CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by each
Purchaser:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Section 2 (other than those made as of a specified date earlier than the date of Closing) shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representation or warranty was made on and as of the date of such Closing, and any



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representation or warranty made as of a specified date earlier than the date of such Closing shall have been true and correct in all material respects as of such earlier date.

         5.2 PAYMENT OF PURCHASE PRICE. Each Purchaser shall have executed and delivered payment to the Company of the Purchase Price in the manner contemplated by Section 1.3.

         5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                                   SECTION 6.

         MODIFICATION. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         6.1 NOTICES. All notices, payments, demands or other communications given hereunder shall be deemed to have been duly given and received (i) upon personal delivery, (ii) in the case of notices sent within, and for delivery within, the United States, as of the date shown on the return receipt after mailing by registered or certified mail, return receipt requested, postage prepaid, or (iii) the second succeeding business day after deposit with Federal Express or other equivalent air courier delivery service, unless the notice is held or retained by the customs service, in which case the date shall be the fifth succeeding business day after such deposit.

         6.2 BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         6.4 ENTIRE AGREEMENT. This Agreement and all exhibits hereto including, without limitation, the Investor Information Sheet, Accredited Investor Questionnaire and Registration Rights Agreement, contain the entire agreement of the parties with respect to this subscription, and there are no representations, covenants or other agreements except as stated or referred to herein or therein.

         6.5 ASSIGNABILITY. This Agreement is not transferable or assignable by any undersigned purchaser.

         6.6 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State without giving effect to the conflict of law provisions thereof. The parties agree that all disputes between any of them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement or the Registration Rights Agreement, and whether arising in law or in equity or otherwise, shall be resolved by the federal or state courts located in New York, New York. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction. In addition, each of the parties hereto consents to submit to the personal jurisdiction of any federal or state court located in the state of New York in the event that any dispute arises out of this Agreement or the Registration Rights Agreement or any of the transactions contemplated hereby or thereby. The parties, for themselves and their respective affiliates, hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise)



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arising out of or relating to the actions of the parties or their respective affiliates pursuant to this Agreement in the negotiation, administration, performance or enforcement thereof.

         6.7 GENDER. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         6.8 COUNTERPARTS. This Agreement may be executed through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

         6.9 FURTHER ASSURANCES. Each Purchaser will, from time to time, execute and deliver to the Company all such other and further instruments and documents and take or cause to be taken all such other and further action as the Company may reasonably request in order to effect the transactions contemplated by this Agreement.

         6.10 EXPENSES. All parties shall pay all costs and expenses which they incur in connection with the negotiation, execution, delivery and performance of this Agreement.




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






                             KEYSTONE PROPERTY TRUST

                             SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         The undersigned purchaser, desiring to enter into this Subscription Agreement for the subscription of the number of Shares indicated below, hereby agrees to all of the terms and provisions of this Subscription Agreement and agrees to be bound by all such terms and provisions.

         The undersigned has executed this Subscription Agreement as of the ____ day of December, 1999.






Agreed and Accepted this
____ day of December, 1999

KEYSTONE PROPERTY TRUST,
a Maryland real estate investment trust


By:
    ------------------------------------
                (Signature)

Name:
      ----------------------------------
                (Print or Type)

Title:
      ----------------------------------
                (Print or Type)

                                    EXHIBIT A

                                   PURCHASERS



NAME AND ADDRESS                                  NUMBER OF COMMON SHARES
Michael J. Falcone                                          68,966
c/o Pioneer Development Company
250 South Clinton Street
Syracuse, NY 13202-2158

                                    EXHIBIT B

                           INVESTOR INFORMATION SHEET

INSTRUCTIONS: PLEASE PRINT OR TYPE AND COMPLETE FULLY. If additional space is needed for the response to any Item, attach a rider identifying the Item to which the response is being made.

GENERAL INFORMATION


------------------------------         ----------------------------------------
Name of Purchaser                      Name of spouse (if married)


------------------------------         ----------------------------------------
Tax I.D. Number (if an entity)         Social Security Number (if an individual)


------------------------------         ----------------------------------------
Date of Formation of Entity            State of Formation


------------------------------
Telephone Number (Daytime)


------------------------------
Telephone Number (Evening)


Principal Business Address:


--------------------------------------------------------------------------------
(P.O. Boxes CANNOT Be Accepted)     (Street)


--------------------------------------------------------------------------------
(City)                       (State)                                     (Zip)


--------------------------------------------------------------------------------
Mailing Address (if different):


--------------------------------------------------------------------------------
(P.O. Boxes CANNOT Be Accepted)     (Street)


--------------------------------------------------------------------------------
(City)                       (State)                                     (Zip)

                                      B-I